UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2024 (December 18, 2024)

Guggenheim Credit Income Fund 2019

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01091	47-2009064
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

330 Madison Avenue
New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 739-0700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Trustees or Certain Officers; Election of Trustees; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2024, Matthew Bloom tendered his resignation as trustee, Chairman of the Board, and Chief Executive Officer of Guggenheim Credit Income Fund 2019 (the "Company") to pursue other opportunities, effective as of December 20, 2024. Effective as of December 20, 2024, the Board of Trustees (“Board of Trustees”) of the Company accepted Mr. Bloom’s resignation.

Mr. Bloom’s decision to resign is not the result of any disagreement with the Company, its advisor or their affiliates regarding their operations, policies, practices or otherwise.

On December 20, 2024, the Board of Trustees appointed Brian E. Binder as trustee, Chairman of the Board and Chief Executive Officer of the Company, effective as of December 20, 2024. Mr. Binder, age 52, served as Senior Vice President of the Company from 2018 until his appointment as Chief Executive Officer.

Mr. Binder also serves as Senior Managing Director and President, Mutual Funds Boards for Guggenheim Investments; President and Chief Executive Officer of the mutual funds and closed-end funds in the Guggenheim Funds complex (2018 to the present); President, Mutual Funds Board and Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018 to the present); Board Member, Guggenheim Partners Investment Funds plc (2022 to the present); and Board Member, Guggenheim Global Investments plc (2022 to the present).

Mr. Binder formerly served as Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018 to 2022) and Board Member, Guggenheim Partners Fund Management (Europe) Limited (2019 to 2024); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013 to 2018); and Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010 to 2012).

Mr. Binder has extensive experience in the financial industry and is experienced in financial, regulatory, investment, and governance matters. He also has considerable familiarity with the Company, its advisor and other service providers, and their operations, and has served as a Board member of other Guggenheim-affiliated funds.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUGGENHEIM CREDIT INCOME FUND 2019

Date: December 20, 2024	By: /s/ Amy J. Lee
Name: Amy J. Lee
Title: Chief Legal Officer and Secretary